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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 18, 2001 Date of Report
MICRON TECHNOLOGY, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-10658 (Commission File Number)	75-1618004 (I.R.S. Employer Identification No.)
8000 South Federal Way Boise, Idaho 83707-0006 (Address of principal executive offices)
(208) 368-4000 (Registrant's telephone number, including area code)

Item 5. Other Events.

    On July 12, 2001, Micron Technology, Inc., a Delaware corporation and the registrant herein, made announcements regarding the offering of approximately $450 million (excluding the over-allotment option), of warrants to purchase its common stock to qualified institutional buyers. A copy of the press releases containing the announcements are filed herewith as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press release of Micron Technology, Inc. dated July 12, 2001
99.2	Press release of Micron Technology, Inc. dated July 12, 2001

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.
Date: July 18, 2001	By:	/s/ W. G. Stover, Jr.
	Name:	Wilbur G. Stover, Jr.
	Title:	Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

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INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JULY 18, 2001

Exhibit	Description
99.1	Press Release of Micron Technology, Inc. dated July 12, 2001
99.2	Press Release of Micron Technology, Inc. dated July 12, 2001

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SIGNATURE
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED JULY 18, 2001